Supplemental Financial Information Fourth Quarter 2005 Exhibit 99.2

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Table of Contents
27
23-26
22
20-21
18 -19
17
17-19
Contact Information
CAD Variance Analysis
CAD Income Statement
Analysis of Balance Sheet Components
Bond Portfolio Cash Flow Hedging
Bond Portfolio Distribution
Supplemental Information on Bond Portfolio
Appendix
15
14
13
12
10
11
9
7-8
6
5
3-4
2 Introduction
Financial Highlights
Coverage Ratios
Distribution Growth, CAD Growth, and Payout
Ratio
Market Capitalization and Leverage
Consolidated Financial Statements
Balance Sheets
Three Months Ended Income Statements
Year Ended Income Statements
Net Income to CAD Reconciliation
Business Segments
Production Summary
Equity Research Coverage

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Introduction
It is the mission of MuniMae to be the premier real estate finance and investment advisory company.
MuniMae provides debt and equity financing to owners of real estate investments and offers investment advisory services to institutional investors.  We rely on our in-depth industry knowledge and expertise to successfully structure and manage investments for our own account and for others.  We are dedicated to an environment where integrity, innovation and service are of the highest importance.
MuniMae is organized as a limited liability company, which allows it to combine the limited liability, governance and management characteristics of a corporation with the pass-through income features of a partnership.  As a result, the tax-exempt income derived from certain investments remains tax-exempt when passed through to shareholders.
On March 10, 2006, we concluded that our financial statements for the years ended December 31, 2004,
2003, 2002 and 2001 and for the first three quarters in 2005 and for each quarter in 2004 should no longer be relied upon as a result of a number of errors in the application of GAAP.  Specifically, we determined we had not: (A) correctly recognized syndication fee revenue; (B) correctly recorded impairments on investments in real estate partnerships held by our guaranteed tax credit equity funds; (C) correctly recorded consolidation entries related to our consolidated tax credit equity funds; (D) correctly capitalized interest costs on investments in real estate partnerships developing low income housing properties; (E)
correctly accounted for the deferral and recognition of bond and loan origination fees and direct origination costs; (F) correctly applied the equity method of accounting for investments in certain partnerships; (G) correctly identified and valued derivative financial instruments; (H) correctly recorded income taxes; (I) correctly amortized certain mortgage servicing rights; and (J) correctly identified our segments.
Accordingly, the 2004 GAAP financial data set forth herein has been restated to reflect the restatement.
Cash Available for Distribution (“CAD”) results were not affected by the errors and not restated.

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Financial Highlights
(See footnotes on following page)
(numbers in thousands, except per share data) Three months ended Year ended
December 31, December 31,
(Restated) (Restated)
Summary Financial Results 2005 2004 % Change 2005 2004 % Change
GAAP
Income 93,892 $             67,380 $          39% 293,055 $         229,748 $          28%
Net Income 14,226 15,128 -6% 87,404 47,336 85%
Basic Earnings per Common Share 0.37 0.43 -14% 2.31 1.37 69%
Diluted Earnings per Common Share 0.37 0.43 -14% 2.30 1.36 69%
Weighted Average Common Shares Outstanding 38,137 35,053 37,757 34,522
Diluted Shares Outstanding 38,289 35,250 38,177 34,722
Three months ended Year ended
December 31, December 31,
Summary Financial Results 2005 2004 % Change 2005 2004 % Change
CAD
(1)
CAD Income 100,656 $           73,270 $          37% 306,554 $         252,959 $          21%
CAD  29,776 22,199 34% 95,706 81,718 17%
CAD per Common Share 0.78 0.63 24% 2.51 2.33 8%
Common Shares Outstanding 38,207 35,183 38,207 35,183

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Financial Highlights
Note (1) –
In addition to net income calculated in accordance with GAAP, we present Cash Available for Distribution (CAD) to provide investors additional information about operating results that is not readily apparent in net income. Our definition of CAD differs from net income because it:
(a)  includes origination, syndication and guarantee fees and other revenues that are deferred or eliminated in the calculation of net income;
(b) excludes certain non-cash items, including unrealized gains or losses related to derivatives, amortization of intangible assets, non-
cash gains and losses associated with sales of loans, certain valuation allowances and impairment losses, changes in accounting principle, deferred income taxes and deferred compensation expense;
(c) excludes the effects of our consolidated tax credit equity funds and the requirements surrounding the lease method accounting associated with our guaranteed tax credit equity funds;
(d) includes distributions received from our equity method investments rather than our equity in net earnings (loss) of the underlying partnerships; and
(e) adjusts for differences in carrying bases for investments that are sold.
Our calculation of CAD may not be comparable to similarly titled measures reported by other companies because there is no generally accepted methodology for computing CAD and all companies do not calculate CAD in the same manner.  It should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance. CAD is not a liquidity measure and is not an alternative to cash flows. CAD is reconciled to net income on page 12 of this supplemental financial information package.
Note (1) is referenced throughout the remainder of the presentation.

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Coverage Ratios
(3) CAD-based Fixed Charge Coverage equals total CAD to common shares plus depreciation and amortization, income tax expense, interest expense and interest expense on preferred shares and subordinate debentures, divided by interest expense plus interest expense on preferred shares and subordinate debentures and dividends on perpetual preferred shares.
Notes:
(2) Net income-based Fixed Charge Coverage equals net income plus depreciation and amortization, income tax expense, interest expense, interest expense on preferred shares and subordinate debentures, and gains/losses on derivatives, divided by interest expense plus interest expense on preferred shares, subordinate debentures, interest rate swaps and dividends on perpetual preferred shares. 2004 amounts have been restated accordingly.
Three months ended
December 31,
Fixed Charge Coverage 2005 2004 2005 2004
Net income - based
(2)
1.69 1.75 2.00 1.62
CAD - based
(3)
2.10 1.99 1.97 2.03
Dividend Summary
Distributions per Common Share 0.4925 $     0.4725 $     1.94 $    1.86 $
Dividend Yield 7.6% 6.9% 7.5% 6.8%
CAD Payout Ratio 63.2% 74.9% 77.1% 79.7%
Common Share Price at Period End 25.83 $       27.21 $       25.83 $  27.21 $
December 31,
Twelve months ended

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Distribution Growth, CAD Growth,
and Payout Ratio
$1.72
$1.92
$2.00
$2.13
$1.94
$1.86
$1.80
$1.76
$2.33
77%
80%
85%
88%
90%
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
2001 2002 2003 2004 2005
75%
80%
85%
90%
95%
100%
Distribution Per Share CAD Per Share CAD Payout Ratio
$2.51

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Market Capitalization and
Leverage
Note:
(4) Senior Debt includes notes payable, mortgage notes payable, short-term debt, and long-term debt.
(in thousands, except share data)
Total Market Capitalization
Senior Debt
(4)
1,729,156 $    1,585,432 $
Subordinate Debentures (Trust Preferred) 172,750 84,000
Preferred Shares in Subsidiary 341,000 241,000
Equity at Market Value (A*B) 986,887 957,329
Total Market Capitalization 3,229,793 $    2,867,761 $
Total Assets 3,831,737 $    3,300,596 $
Leverage Ratios
Senior Debt to Total Assets 45.1% 48.0%
Senior Debt to Total Market Capitalization 53.5% 55.3%
Common Shares Outstanding
A.  Total Shares Outstanding at  Period-End 38,207 35,183
B.  Closing Common Share Price at Period-End 25.83 $           27.21 $
(Restated)
December 31, 2004 December 31, 2005

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Market Capitalization
Total Market Capitalization
as of December 31, 2005
Note:
(5) Equity market capitalization is based on shares outstanding as of last day of the fiscal quarter multiplied by closing share price as of last trading day in the quarter; other data on chart are GAAP-based amounts as of quarter-end.
Mortgage notes
payable
3%
Long-term debt
12%
Subordinate
debentures
5%
Preferred shares
11%
Short-term debt
38%
Equity market
cap
(5)
31%

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Consolidated Balance Sheets
ASSETS
Tax exempt bonds, net 1,404,974 $          1,275,748 $
Taxable bonds and loans, net 835,389 631,395
Investment in partnerships 872,514 812,257
Cash, cash equivalents and interest receivable 162,781 111,249
Restricted and other assets 396,491 340,895
Goodwill and intangible assets 159,588 129,052
Total assets 3,831,737 $       3,300,596 $
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable 94,716 $                132,237 $
Short-term debt 1,236,103 913,774
Long-term debt 398,337 539,421
Subordinate debentures 172,750 84,000
Preferred shares 168,000 168,000
Accounts payable and other liabilities 413,853 316,839
Total liabilities 2,483,759 $       2,154,271 $
Minority interest in subsidiary companies 410,973 398,454
Preferred shareholders' equity in a subsidiary company 168,686 71,031
Total shareholders' equity 768,319 676,840
Total liabilities and shareholders' equity 3,831,737 $       3,300,596 $
December 31, 2005 December 31, 2004
(Restated)

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Consolidated Income Statements –Three Mos.
Ended December 31, 2005 and 2004
(in thousands)
INCOME
Interest income
44,238 $
33,953 $
Fee income
44,259
27,283
Net rental income
5,395
6,144
Total income 93,892
67,380
EXPENSES
Interest expense
21,323
19,030
Interest expense on debentures and preferred shares
7,520
5,499
Salaries and benefits
29,327
15,168
General and administrative
9,434
8,586
Professional fees
4,287
4,503
Depreciation and amortization
7,224
4,122
Total expenses
79,115
56,908
Net gains (losses) and other, net
(552) 4,441
Income from continuing operations 14,225
14,913
Discontinued operations
1
215
Income before cumulative effect of a change
in accounting principle 14,226
15,128
Cumulative effect of a change in accounting principle
-
-
Net income 14,226 $
15,128 $
December 31, 2005
Three months ended Three months ended
December 31, 2004
(Restated)

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Consolidated Income Statements – Year
Ended December 31, 2005 and 2004
(in thousands)
(Restated)
December 31, 2005
INCOME
Interest income 154,154 $   133,568
Fee income 116,556 79,745
Net rental income 22,345 16,435
Total income
293,055 229,748
EXPENSES
Interest expense 74,882 66,334
Interest expense on debentures and preferred shares 25,650 17,318
Salaries and benefits 88,195 67,812
General and administrative 32,329 25,976
Professional fees 12,246 11,177
Depreciation and amortization 21,210 12,613
Total expenses
254,512 201,230
Net gains and other, net 39,380 7,218
Income from continuing operations
77,923 35,736
Discontinued operations 9,481 11,080
Income before cumulative effect of a change
in accounting principle
87,404 46,816
Cumulative effect of a change in accounting principle - 520
Net income
87,404 $     47,336 $
Year ended Year ended
December 31, 2004

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Net Income to CAD Reconciliation
(in thousands) Year ended
(Restated) (Restated)
2005 2004 2005 2004
Net income (GAAP) 14,226 $   15,128 $    87,404 $   47,336 $
Adjustments to income due to the financing method and
consolidation of tax credit funds 1,759          (1,369)         8,214          8,676
Fees deferred for GAAP purposes 18,372        10,911         36,299        25,778
Non-cash items (5,857)        (4,012)         2,855          (1,655)
Adjustments for investments in partnerships 997             1,506           (29,865)      10,681
Different carrying bases 279             35                 (9,201)        (9,098)
Cash Available for Distribution (CAD)  29,776 $   22,199 $    95,706 $   81,718 $
Three months ended
December 31, December 31,

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Business Segments
Note:
(6) Includes $10 million of taxable loans associated with tax-exempt bond originations and $16 million of off-balance sheet assets associated with demand notes.
(7) Includes $122 million of off-balance sheet assets associated with CDD securitizations.
Syndication Fees
Asset Management Fees
Guarantee Fees
Tax Credit Equity
$6.8 billion
assets under management
Interest Spread Income
Occasional Gains on Sale
Mortgage Servicing Fees
Origination Fees
Debt
$7.9 billion loans serviced
$1.4 billion tax-exempt bonds (6)
Interest Spread Income
Occasional Gains on Sale
Distribution Income
Origination Fees
Structured Finance
$52 million taxable equity investments
$166 million tax-exempt bonds (7)
$54 million loans serviced
Asset Management and Advisory Fees
Origination Fees
Distribution Income
Loan Servicing Fees
Fund Management
$15 million taxable equity investments
MuniMae

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Production Summary
Notes:
(8) Represents equity raised from investors.
(9) Represents bonds originated for Fannie Mae, Freddie Mac, and FHA/HUD programs.
(10) MRC production (B-Notes, Mezzanine Loans, and Permanent Whole Loans) is managed in third party funds.
(in thousands)
Q1 Q2 Q3 Q4 Total
Tax Credit Equity Syndication
(8)
107,436 $     215,252 $     370,197 $         572,692 $        1,265,577 $
Permanent Loans 62,938 75,341 400,241 240,441 778,961
Construction Loans 55,964 57,985 73,722 45,151 232,822
Agency Bonds
(9)
7,100 21,725 10,000 149,477 188,302
Tax Exempt Bonds 55,275 40,734 80,209 228,777 404,995
Supplemental Loans 24,013 12,462 12,511 42,079 91,065
MRC Production
(10)
7,255 188,674 230,295 371,122 797,346
Total Production 319,981 $     612,173 $     1,177,175 $      1,649,739 $     3,759,068 $
2005

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Equity Research Coverage
Firm Analyst
Telephone
A.G. Edwards Paul Hamilos 314-955-3371
Legg Mason Wood Walker Rod Petrik 410-454-4131
Merrill Lynch William Acheson 212-449-1920
RBC Capital Rich Moore 216-378-7625
Wachovia Securities Christopher Haley 443-263-6773

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Appendix
23-26 CAD Variance Analysis
27 Contact Information
20-21 Analysis of Balance Sheet Components
22 CAD Income Statement
18-19 Bond Portfolio Cash Flow Hedging
17 Bond Portfolio Distribution
17-19 Supplemental Information on Bond Portfolio

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Bond Portfolio Distribution
Definitions:
LIHTC – Low income housing tax credit
CDD – Community development district
501(c)(3) – Non-profit entity
80/20 – Properties where generally 20-
40% of the units must be set aside for
residents at 50-60% of the median income
By State
TX
26%
CA
12%
GA
11%
FL
14%
TN
5%
Other
32%
By Bond Type
LIHTC
54%
CDD
10%
80/20
24%
501c3 Bond
12%
By Property Status
Lease up
12%
Stabilized
56%
Escrow
1%
Under
Construction
15%
CDD
10%
Rehabilitation
6%

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Bond Portfolio Cash Flow Hedging
Un-hedged
14%
86%
Fixed-Rate
(11) Includes $122M in bonds financed through off balance sheet securitizations.
(12) Includes $89M of the $122M in bonds financed through off balance sheet fixed rate securitizations.
(13) The Company generally hedges its floating rate bond securitization risk using BMA swaps.  BMA is the short-term tax exempt rate, a spread over which its tax exempt bonds are priced.  However, since 2003, the Company has from time to time hedged this risk using LIBOR swaps.  This number reflects the Company's estimate of its hedge positions assuming all LIBOR swaps were converted into BMA swaps, using an industry-standard 70% BMA/LIBOR ratio.  In addition, from time to time, the Company may purchase senior interests in securitizations (3rd party P-Floats), which reduce the Company's floating rate risk.
(in thousands)
Total Amount
% Total
Bond
Portfolio
Total Bond Portfolio
(11)
1,577,019 100%
Whole Bonds (738,608) 47%
Fixed Rate Securitizations
(12)
(284,032) 18%
Floating Rate Securitizations 554,379 35%
Swaps & 3rd Party P-floats
(13)
(328,391) 21%
Unhedged Portion of Total Bond Portfolio  225,988 $         14%
$

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
(in thousands)
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2006 2007 2008 2009 2010 2011
0.0%
6.5%
12.9%
19.4%
25.9%
32.3%
38.8%
33%
Cash Flow Hedging
"We employ a laddered hedging strategy to ensure that no more than 33% of our swaps roll-over in any given year."
Weighted average swap rate of 3.63%
Weighted average swap term of 2.41 years
Interest Rate Swap Maturities
As of December 31, 2005

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Analysis of GAAP Balance Sheet
Components
(December 31, 2005, unaudited)
(in thousands) Bond  Taxable Tax Credit Tax Credit
Investments
(14)
Investments
(15)
Operations
(16)
Other Funds Total
ASSETS
Tax-exempt bonds, net 1,404,974 $       - $                      - $                      - $                      - $                      1,404,974 $
Taxable bonds and loans, net - 801,131 34,258 - - 835,389
Investments in partnerships - 66,826 90,121 - 715,567 872,514
Derivative financial instruments 3,975 - - - - 3,975
Cash and cash equivalents - - - 140,681 - 140,681
Interest receivable 15,127 5,871 1,049 53 - 22,100
Restricted assets 17,002 9,000 1,196 - 69,140 96,338
Other assets 7,096 92,336 56,805 30,146 109,795 296,178
Goodwill and other intangibles - 69,313 88,395 1,880 - 159,588
Total assets
1,448,174 $       1,044,477 $       271,824 $          172,760 $          894,502 $          3,831,737 $
LIABILITIES AND EQUITY
Mortgage notes payable - $                      - $                      - $                      - $                      94,716 $            94,716 $
Short-term debt 702,048 469,196 64,859 - - 1,236,103
Long-term debt 81,725 165,436 - - 151,176 398,337
Subordinate Debentures - - 172,750 - - 172,750
Preferred shares subject to mandatory
redemption 168,000 - - - - 168,000
Tax credit equity guarantee liability - - - - 229,690 229,690
Derivative financial instruments 1,678 2,327 - - - 4,005
Interest payable 11,090 5,108 472 - 3,022 19,692
Accounts payable, accrued expenses &
other liabilities 5,307 99,375 33,799 5,788 16,197 160,466
Total liabilities
969,848 741,442 271,880 5,788 494,801 2,483,759
Minority interest in subsidiary
companies
- 1,000 97 - 409,876 410,973
- - - - -
Preferred shareholders' equity in a
subsidiary company
168,686 - - - - 168,686
- - - - -
Total equity
309,640 302,035 (153) 166,972 (10,175) 768,319
Total liabilities and equity
1,448,174 $       1,044,477 $       271,824 $          172,760 $          894,502 $          3,831,737 $

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Analysis of GAAP Balance Sheet
Components (footnotes)
NOTES
(14) Bond investments include the Company's investments in tax-exempt bonds, bond related investments and derivatives and the related on-
balance sheet debt and cash collateral.
(15) Taxable investments include the Company's construction and permanent loans, other investments from the MRC business, CAPREIT equity investments and the related borrowings from the Midland Affordable Housing Group Trust, pension funds and lines of credit.
(16) Tax credit operation includes the Company's investment in properties and advances to tax credit equity funds and the related borrowings under lines of credit.

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Cash Available For Distribution
(in thousands, except per share data, unaudited) For the three months ended For the year ended
December 31, December 31,
2005 2004 2005 2004
CAD REVENUES:
Interest on investments 38,755 $                31,184 $             141,009 $             126,830 $
Syndication fees 25,745                   21,319                 55,135                   51,852
Asset management and advisory fees 8,845                     3,139                   35,107                   20,054
Origination and brokerage fees 7,236                     4,032                   18,025                   12,651
Guarantee fees 5,880                     4,857                   13,393                   11,852
Loan servicing fees 4,536                     2,079                   13,342                   7,979
Distributions from equity investments in partnerships 1,424                     2,299                   10,456                   8,178
Other income 5,153                     3,073                   13,375                   8,385
Interest on short-term investments 3,082                     1,288                   6,712                     5,178
     TOTAL CAD REVENUES 100,656                 73,270                 306,554                 252,959
CAD EXPENSES:
Interest expense on debt 19,359                   16,548                 69,959                   63,528
Interest expense on debentures and preferred shares 6,869                     4,984                   25,037                   16,803
Salaries and benefits 29,096                   14,543                 87,049                   64,286
Professional fees 3,887                     4,057                   11,048                   10,294
General and administrative 7,290                     5,175                   21,751                   16,523
Income tax expense 2,296                     214                      4,173                     971
     TOTAL CAD EXPENSES 68,797                   45,521                 219,017                 172,405
Net gains (losses) 42                          (4,795)                  13,131                   1,919
Dividends paid on preferred shares of subsidiaries 2,125                     755                      4,962                     755
CASH AVAILABLE FOR DISTRIBUTION 29,776 $                22,199 $             95,706 $                81,718 $
COMMON SHARES OUTSTANDING 38,207                   35,183
CAD PER COMMON SHARE 0.78 $                    0.63 $                  2.51 $                    2.33 $

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
CAD Variance Analysis
4th Quarter 2005 Compared to 4th Quarter 2004:
CAD for the fourth quarter of 2005 increased $7.6 million over the same period last year due primarily to the following changes:
(1) a $5.7 million increase in asset management and advisory fees primarily due to the new MRC business;
(2) a $4.9 million increase in net gains and losses primarily related to the termination of two interest rate swaps producing a net loss in 2004 and one total return swap producing a net gain in 2005 and an increase in loss on loans and investments primarily related to a bond impairment;
(3) a $4.4 million increase in syndication fees due to an increase in acquisition volume and investor equity;
(4) a $3.3 million increase in net interest income (interest on investments and short-term investments less interest expense on debt, interest expense on debentures and preferred shares and dividends paid on preferred shares of subsidiaries) due primarily to increases in interest income relative to interest on new bonds and construction loans as well as loans acquired through the
Glaser acquisition, offset by increases in interest expense, interest expense on debentures and preferred shares and dividends paid on preferred shares of subsidiaries due to increases in senior costs on securitizations, borrowing rates, outstanding debt balances and increases in preferred shares and trust preferred securities from offerings that occurred in
March, June, and November of 2005;
(5) a $3.2 million increase in origination and brokerage fees due to the acquisitions of MRC and Glaser offset by decreases in fees from the Legacy portfolio primarily from bond production decreases;
(6) a $2.5 million increase in loan servicing fees related to the new Glaser business;
(7) a $2.1 million increase in other income due primarily to promote income and prepayment/yield maintenance fees related to the new MRC and Glaser businesses, respectively;
(8) a $1.0 million increase in guarantee fees due to the receipt of premium payments from previously established funds; and
(9) a $0.2 million decrease in professional fees related to fewer accounting expenditures related to internal control compliance;

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
CAD Variance Analysis
Offset in part by:
(1) a $14.6 million increase in salaries and benefits due to severance costs related to the restructuring and an increase in employee headcount due to the MRC and Glaser acquisitions;
(2) a $2.1 million increase in general and administrative expenses due to increases in office rent, travel, and insurance expenses related to increased employee headcount resulting from the current year MRC and Glaser acquisitions and organic growth;
(3) a $2.1 million increase in income tax expense due to an increase in state tax liabilities associated with the acquisitions of MRC and
Glaser; and
(4) a $0.9 million decrease in distributions from equity investments in partnerships due to a decrease in CAPREIT distributions.

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
CAD Variance Analysis
December 31, 2005 Year to Date Compared to December 31, 2004 Year to Date:
CAD for the year ended December 31, 2005, increased $14.0 million over last year due primarily to the following changes:
(1) a $15.0 million increase in asset management and advisory fees due primarily to the new MRC business;
(2) a $11.2 million increase in net gains and losses due primarily to an increase in the volume of tax exempt bond sales and gains associated with the termination of interest rate swaps in 2005 and losses associated with the termination of total return swaps in 2004 and an increase in loss on loans and investments primarily related to a bond impairment;
(3) a $5.4 million increase in origination and brokerage fees due to the acquisitions of MRC and Glaser offset by decreases in fees from the Legacy portfolio primarily from bond production decreases;
(4) a $5.4 million increase in loan servicing fees primarily related to the new Glaser business;
(5) a $5.0 million increase in other income due primarily to promote income and prepayment/yield maintenance fees related to the new MRC and Glaser businesses;
(6) a $3.3 million increase in syndication fees due to an increase in acquisition volume and investor equity;
(7) a $2.3 million increase in distributions from equity investments in partnerships due to an overall increase in CAPREIT distributions and distributions from the MRC business; and
(8) a $1.5 million increase in guarantee fees primarily due to the receipt of premium payments from previously established funds, offset by a decrease in fees resulting from the closing of funds in 2005.

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
CAD Variance Analysis
Offset in part by:
(1) a $22.8 million increase in salaries and benefits due to severance costs related to the restructuring and an increase in employee headcount due to the MRC and Glaser acquisitions;
(2) a $5.2 million increase in general and administrative expenses due to increases in office rent, travel, and insurance expenses related to increased employee headcount resulting from the current year MRC and
Glaser acquisitions and organic growth;
(3) a $3.2 million decrease in net interest income (interest on investments and interest on short-term investments less interest expense on debt, interest expense on debentures and preferred shares and dividends paid on preferred shares of subsidiaries) due primarily to an increase in interest expense, interest expense on debentures and preferred shares and dividends paid on preferred shares of subsidiaries due to increases in senior costs on securitizations and borrowing rates and increases in preferred shares and trust preferred securities from offerings that occurred in March, June, and
November of 2005, an increase in average short-term borrowings and interest rates, partially offset by increases in interest income due to an increase in the average principal balance of construction loans and interest income relative to new bond investments;
(4) a $3.2 million increase in income tax expense due to an increase in state tax liabilities associated with the acquisitions of MRC and Glaser; and
(5) a $0.7 million increase in professional fees primarily due to the acquisitions of MRC and Glaser offset by a decrease in accounting expenditures related to internal control compliance.

MuniMae
Supplementary Financial Information
Fourth Quarter 2005
Contact Information
MuniMae
621 East Pratt Street, Suite 300
Baltimore, Maryland 21202-3140
Phone: 877-461-4895
Fax: 410-727-5387
Investor Contacts:
Timothy J. Lordan
Investor Relations
888-788-3863